The Sentinel Funds

Class A, Class C, Class S and Class I

Supplement dated January 23, 2013

to the Prospectus dated March 29, 2012, as supplemented June 30, 2012,

as further supplemented to date

Sentinel Mid Cap II Fund – Reorganization

The Board of Directors (the “Board”) of Sentinel Group Funds, Inc. (the “Corporation”) has approved the reorganization (the “Reorganization”) of the Sentinel Mid Cap II Fund (the “Mid Cap II Fund”), a series of the Corporation, into the Sentinel Mid Cap Fund (the “Mid Cap Fund”), also a series of the Corporation (the Mid Cap II Fund and the Mid Cap Fund are referred to together as the “Funds”).  The two Funds pursue substantially similar investment objectives and investment strategies.

Under the terms of the Reorganization, the Mid Cap II Fund will transfer substantially all of its assets and substantially all of its liabilities to the Mid Cap Fund in exchange for newly-issued shares of the Mid Cap Fund.  Immediately after receiving the Mid Cap Fund shares, the Mid Cap II Fund will distribute these shares to its shareholders in the liquidation of the Mid Cap II Fund.  Mid Cap II Fund shareholders will receive the same class of shares of the Mid Cap Fund and a net asset value equal to the net asset value of the Mid Cap II Fund shares they held immediately prior to the Reorganization.

Shareholders of the Mid Cap II Fund will be receiving a disclosure statement relating to the Reorganization, which describes in more detail the Mid Cap Fund and the terms of the Reorganization.

It is anticipated that the Reorganization will be consummated on or about March 28, 2013, provided that the conditions precedent to the Reorganization have been satisfied or waived.

Sentinel Short Maturity Government Fund – Reduction in Class S 12b-1 Fees Effective April 1, 2013

Sentinel Financial Services Company (the “Distributor”), the distributor of Sentinel Group Funds, Inc. (the “Funds”), including the Sentinel Short Maturity Government Fund, has agreed, effective April 1, 2013, to waive a portion of the annual fee paid by the Class S shares of the Sentinel Short Maturity Government Fund (the “Fund”) under the Class S Distribution Plan of the Funds pursuant to Rule 12b-1 of the Investment Company Act of 1940 (the “Class S 12b-1 Plan”).  Under the waiver agreement, the maximum annual fee paid by the Class S shares of the Fund pursuant to the Class S 12b-1 Plan will not exceed 0.50% of average daily net assets.  The waiver agreement will become effective on April 1, 2013 and will terminate immediately after the close of business on March 31, 2014, unless renewed by the Distributor.